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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 16, 1998 included and incorporated by reference in Occidental Petroleum Corporation's Form 10-K for the fiscal year ended December 31, 1997 and to all references to our Firm included in this Registration Statement.

                                             ARTHUR ANDERSEN LLP

Los Angeles, California
December 18, 1998